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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) - May 2, 1997

                           General Credit Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                         0-28910                 13-3895072
-------------------------           ----------------         -------------------
 (State or other juris-             (Commission File           (IRS Employer
diction of incorporation)               Number)             Identification No.)

                         211 East 70th Street
                         New York, New York                    10021
             ----------------------------------------       ----------
             (Address or principal executive offices)       (zip code)

       Registrant's telephone number, including area code: (212) 861-2867
                                                           --------------

                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           Not Applicable


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On May 2, 1997, General Credit Corporation (the "Company") consummated the purchase of the business of New York Payroll Factors, Inc. concurrently with the closing of the Company's initial public offering of securities.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not Applicable


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable


ITEM 5.    OTHER EVENTS

           Not Applicable


ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

           Not Applicable


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)      Financial statements of business acquired

                    It is impracticable to provide the financial information required pursuant to Item 310 of Regulation S-B. The required financial information will be filed within 60 days of this Report.

           (b)      Pro forma financial information

                    It is impracticable to provide the pro forma financial information required pursuant to Item 310 of Regulation S-B. The required pro forma financial information will be filed within 60 days of this Report.

           (c)      Exhibits

                    2.1 Amended and Restated Asset Purchase Agreement dated as of February 19, 1996 among New York Payroll Factors, Inc., Gerald Schultz, Gerald Nimberg and the Company.*

                    2.2 Amendment to Amended and Restated Asset Purchase Agreement dated as of September 6, 1997 between New York Payroll Factors, Inc. and the Company.*

                    2.3 Second Amendment to Amended and Restated Asset Purchase Agreement dated as of January 30, 1997 between New York Payroll Factors, Inc. and the Company.*



 * Incorporated by reference to the Company's Registration Statement on Form SB-2 declared effective by the Securities and Exchange Commission on April 25, 1997, SEC File No. 333-09831.



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ITEM 8.    CHANGE IN FISCAL YEAR

           Not Applicable


ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

           Not Applicable




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GENERAL CREDIT CORPORATION
                                 (Registrant)



Dated: May 14, 1997              By: /s/ Irwin Zellermaier
                                     ------------------------------------------
                                     Irwin Zellermaier, Chief Executive Officer






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